SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2005
                                                  ---------------


                           MOTORSPORTS EMPORIUM, INC.
             (Exact name of Registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of Incorporation or organization)

      0-32323                                          20-1217659
------------------------                     ---------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

16055 N. Dial Blvd., Suite 5, Scottsdale, Arizona                    85260
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 (Address of principal executive offices)                          (Zip Code)

                                 (480) 419-8607
                ------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

     Press Release Announcing Second Quarter Results
     -----------------------------------------------

     On Augst 10, 2005, the Company issued a Press Release announcing the financial results for the quarter ended June 30, 2005. A copy of the Press Release is incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.1

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "7.01 Regulation FD Disclosure" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Motorsports Emporium, Inc.
                                                (Registrant)


Date: Auguts 11, 2005                           /s/ David Keaveney
                                                -------------------------------
                                                By:  David Keaveney
                                                Its: President and CEO


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                                INDEX TO EXHIBITS

Exhibit Number          Exhibit
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99.1                    Press Release of August 10, 2005